 WHERE INCOME
 POTENTIAL AND
 REDUCED VOLATILITY
 CONVERGE

GT GLOBAL
FLOATING
RATE FUND, INC.

SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as  of June  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the performance of GT Global Funds.

We describe our management process and offer insights into the Fund's investment strategy. Securities and industries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Fund. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value your support of GT Global Funds. Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
Chairman of the Board and President
GT Global Funds


                                       1
                                     * * *

THE TEAM APPROACH TO INVESTING

Teamwork among talented investment professionals is at the center of our investment discipline. Our Floating Rate Fund management team has an average of 11 years of industry experience. We believe working together as a team creates a combination of strengths and facilitates the investment process. Within this framework, individual team members concentrate on their defined industries, ensuring a deeper and broader group understanding of companies, markets and world events. The continual exchange of knowledge and ideas promotes style integrity and reflects our belief that the key to achieving consistent results is following a disciplined investment process.

ABOUT THE PORTFOLIO MANAGERS

DAN BALDWIN(1) - Portfolio Manager for the Fund's sub-advised assets. Mr. Baldwin has been the Head of the High Yield Products Group for Chancellor LGT Asset Management since 1985. From 1982 to 1984, Mr. Baldwin was Chief Investment Officer at First Pyramid Life. Prior to that, he was a Portfolio Manager for First Variable Life and began his career in 1974 as a Portfolio Manager for Union Planters National Bank.

STEPHEN ALFIERI - Portfolio Manager and Research Analyst for Chancellor LGT Senior Secured Management, Inc. since 1992. From 1986 to 1992, Mr. Alfieri was associated with Manufacturers Hanover Trust Company (now Chase Manhattan
Bank), where he served in various capacities in the Acquisition Finance Group.

CHRISTOPHER JANSEN - Portfolio Manager and Research Analyst for Chancellor LGT Senior Secured Management, Inc. since 1990. From 1983 to 1990, Mr. Jansen worked in the Acquisition Finance Group at Manufacturers Hanover Trust Company, where he specialized in the structuring and negotiation of highly leveraged financings.

CHRISTOPHER BONDY - Senior Secured Loan Research Analyst for Chancellor LGT Senior Secured Management, Inc. since 1993. From 1988 to 1993, Mr. Bondy held a variety of positions with The Bank of Tokyo Trust Company. From 1986 to 1988, Mr. Bondy was a Statistical Analyst with Moody's Investor Services.

GREGORY SMITH - Senior Secured Loan Research Analyst for Chancellor LGT Senior Secured Management, Inc. since 1995. Mr. Smith was a Vice President with the Continental Bank/Bank of America from 1993 to 1995 and held a variety of positions with Chemical Bank (now Chase Manhattan Bank) from 1986 to 1993.

(1) Mr. Baldwin was an employee of Chancellor Capital Management until 10/31/96, when LGT Asset Management merged with Chancellor. The resulting entity was renamed Chancellor LGT Asset Management, the Fund's sub-advisor.

[PHOTO]

THE GT GLOBAL FLOATING RATE FUND MANAGEMENT TEAM PORTFOLIO MANAGERS: (FRONT, LEFT TO RIGHT) ANALYST TIM DAILEADER, GREGORY SMITH, DAN BALDWIN, (BACK, LEFT TO RIGHT) CHRISTOPHER BONDY, CHRISTOPHER JANSEN, STEPHEN ALFIERI.

                                       2
                                     * * *

INTERVIEW WITH THE
PORTFOLIO MANAGEMENT TEAM

Q HOW DID THE FUND PERFORM?

A The current yield based on the one-month period ended June 30, 1997 is 7.41%. Since the Fund's commencement of operations on May 1 of this year to June 30, 1997, total return was 1.25%. Total return including the maximum 3% early withdrawal charge was -1.75%. Although we are pleased with the Fund's initial performance, please keep in mind that the performance quoted is for a limited period of time.

Q WHAT DRIVES THE MARKETPLACE FOR THIS ASSET CLASS?

A The floating rate market is generally driven by merger and acquisition (M&A) activity. Many acquisitive companies rely on non-investment grade loans and debt securities as a primary source of capital for these transactions. Typically, those loans represent the most attractive type of financing available because of their senior position in the firm's capital structure and the security they offer in the form of collateral. Factors that spur such M&A activity include the amount of private capital available to investment funds, corporate restructuring and industry consolidation. Specifically, corporate spinoffs can generate opportunities for either investment funds or established industry players to purchase businesses.

Q WHAT TYPE OF RISK IS THE PORTFOLIO SUBJECT TO?

A The Fund does not take on any significant interest rate risk since loans pay interest based on a base rate that resets periodically, usually LIBOR (London InterBank Offered Rate), that reflects current interest rate levels. From an investor viewpoint, this is a positive in an environment where interest rates are uncertain, especially since it can act as a hedge against any interest rate increases.

One of the risks the Fund is exposed to is credit risk because the loans purchased are generally non-investment grade quality. However, the Fund's management has a strong credit background, specifically in non-investment grade lending. The team is composed of six professionals with considerable investment and banking experience, averaging approximately 11 years. Our extensive experience and contacts in the marketplace afford the Fund a full array of loan investment opportunities from which to build an attractive portfolio. We employ a rigorous, methodical and disciplined credit review process, analyzing each available loan based on its merits and risks. Before any loan is included in the portfolio, it must meet the investment team's credit criteria.

Q WHAT IS YOUR INVESTMENT PROCESS?

A In terms of overall investment strategy, we seek to invest in the best risk/return investments. The process begins with determining our outlook on macroeconomic trends, such as interest rate movements, debt supply and demand, and earnings momentum for various industries. Input from multiple sources in equity and high-yield markets provides more insight into specific industry trends and contributes to our ability to evaluate total transaction and security valuations. Again, through our extensive network of banks and dealers, we believe we have superior access to a broad offering of investment opportunities. We conduct a thorough review of both public and private information in our financial analyses and valuations of collateral packages. Constant credit monitoring of loans in the portfolio and ongoing evaluation of other opportunities in the loan marketplace complete the investment process.

Q WHAT IS YOUR OUTLOOK GOING FORWARD?

A The new loan issue calendar was fairly quiet for the first half of 1997, but activity has since increased significantly, which we expect to continue throughout the remainder of the year. Credit quality in the market in general appears to remain sound, although there is some increase in leverage (measured by the ratio of the borrowers' indebtedness to operating cash flow). We continue to carefully monitor credit quality in both existing and new issues and believe quality investments are in ample supply.

Although a number of new entrants into the marketplace have currently generated an excess of loan investment demand over supply, we have still been able to find sources of attractive new investment opportunities because of our strong, long-standing reputation.

At this time, we find no adverse economic pressures that create significant cause for concern. The non-investment grade market, overall, has exhibited rational behavior. In general, we believe the structure and credit standards at underwriting institutions have remained sound despite heavy demand.

                                       3
                                     * * *

SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Services                      27.4
Capital Goods                 18.0
Materials/Basic Industry      17.9
Technologoy                   10.4
Consumer Non-Durables          6.3
Health Care                    6.2
Finance/Other                  4.3
Energy                         3.6
Consumer Durables              3.1
Short-Term & Other             2.8

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


GT GLOBAL FLOATING RATE FUND                                                                       % of
KEY HOLDINGS(2)                                                                      Country     Net Assets
STAR MARKETS, INC.  A regional food retailer operating 48 stores in eastern            U.S.         7.4
Massachusetts, with 31 in the metropolitan Boston area. The company also operates a wholesale food business serving New England and New York locations.

L-3 COMMUNICATIONS CORP.  Headquartered in New York City, the company is an            U.S.         6.8
independent supplier of secure communications systems, avionics, telemetry and microwave products and support services to aerospace prime contractors and other commercial customers, as well as to the U.S. military and federal agencies.

DEL MONTE CORP.  Among the largest U.S. canned fruit and vegetable companies,          U.S.         6.3
Del Monte was sold by a financial group led by Merrill Lynch & Co. Other joint owners of Del Monte were Citicorp's venture capital unit, Charterhouse
International and a Japanese foods company.

OMNI SERVICES, INC.  The U.S. subsidiary of the Elis Group, a diversified              U.S.         6.2
rental service company that principally focuses on textile and laundry rentals. Specifically, Omni is involved in the rental and laundering of workwear and industrial items.

HUNTSMAN SPECIALITY CHEMICALS CORP.  Manufactures and distributes a variety            U.S.         6.2
of basic products for the chemical, plastics, detergent, personal care, rubber and packaging industries.

BRIDGE INFORMATION SYSTEMS, INC.  A market data company, that supplies over            U.S.         6.1
6,500 institutions with information and news on equities, fixed-income, foreign exchange, derivatives and commodities.

KSL RECREATION GROUP, INC.  The third-largest owner and operator of golf               U.S.         5.6
courses in the country.

ACME METALS, INC.  Through its operating subsidiaries, ACME is a fully                 U.S.         4.3
integrated producer of steel, steel strapping products, welded steel tubing and auto and light trucks and jacks.

TELEX COMMUNICATIONS, INC.  Manufactures multimedia presentation,                      U.S.         4.3
professional audio, communications, aviation and hearing instrument products.

STONE CONTAINER INTERNATIONAL SERVICES, INC.  A multinational paper, paper             U.S.         4.3
packaging and pulp company.

(2) Holdings represent senior secured corporate loans and/or senior secured debt securities made to or issued by these companies.

Source: Bloomberg, August 1997.


                                       4
                                     * * *

GT GLOBAL
FLOATING RATE
FUND, INC.

FINANCIAL
STATEMENTS

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL      VALUE        % OF NET
SENIOR SECURED FLOATING RATE INTERESTS * *{/\}                            AMOUNT       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Services (27.4%)
  Star Markets, Inc.: ................................................           --            --        7.4
    RETAILERS-FOOD
    Term Loan C due 12/31/02 .........................................    6,000,000  $  6,000,000         --
  Omni Services, Inc.: ...............................................           --            --        6.2
    BUSINESS & PUBLIC SERVICES
    Axel due 10/30/05 ................................................    5,000,000     5,006,250         --
  KSL Recreation Group, Inc.: ........................................           --            --        5.6
    LEISURE & TOURISM
    Term loan A due 4/30/05 ..........................................    1,964,286     1,964,286         --
    Term loan B due 4/30/06 ..........................................    1,964,286     1,964,286         --
    Revolving credit due 4/30/03 .....................................      661,225       661,225         --
  Atlas Freighter Leasing, Inc.: .....................................           --            --        3.7
    TRANSPORTATION - AIRLINES
    Term loan due 5/29/04 ............................................    3,000,000     2,992,500         --
  SC International Services, Inc.: ...................................           --            --        3.0
    CARGO - AIRLINES
    Term loan A-2 due 9/15/00 ........................................    2,368,405     2,371,366         --
    Term loan A due 9/15/00 ..........................................       20,835        20,862         --
  Affinity Group: ....................................................           --            --        1.5
    LEISURE & TOURISM
    Revolving credit due 3/31/02 .....................................    1,187,500     1,181,563         --
                                                                                     ------------
                                                                                       22,162,338
                                                                                     ------------
Capital Goods (18.0%)
  L-3 Communications Corp.: ..........................................           --            --        6.8
    AEROSPACE/DEFENSE
    Term loan B due 3/31/05 ..........................................    2,500,000     2,495,000         --
    Term loan C due 3/31/06 ..........................................    1,650,000     1,646,700         --
    Term loan A due 3/31/04 ..........................................    1,375,000     1,372,250         --
  Telex Communications, Inc.: ........................................           --            --        4.3
    ELECTRICAL PLANT/EQUIPMENT
    Term loan B due 11/6/04 ..........................................    3,500,000     3,500,000         --
  Laidlaw Chemical Waste, Inc.: ......................................           --            --        3.7
    ENVIRONMENTAL
    Term loan B due 5/15/04 ..........................................    1,500,000     1,496,250         --
    Term loan C due 5/15/05 ..........................................    1,500,000     1,496,250         --
  Amphenol Corp.: ....................................................           --            --        3.2
    ELECTRICAL PLANT/EQUIPMENT
    Term loan B due 5/19/05 ..........................................    1,275,000     1,275,000         --
    Term loan C due 5/19/06 ..........................................    1,275,000     1,275,000         --
                                                                                     ------------
                                                                                       14,556,450
                                                                                     ------------
Materials/Basic Industry (17.9%)
  Huntsman Specialty Chemicals Corp.: ................................           --            --        6.2
    CHEMICALS
    Term loan due 3/15/07 ............................................    2,727,273     2,727,273         --
    Term loan C due 3/15/05 ..........................................    2,272,727     2,272,727         --
  ACME Metals, Inc.: .................................................           --            --        4.3
    METALS - STEEL
    Term loan A due 8/1/01 ...........................................    3,500,000     3,508,750         --

    The accompanying notes are an integral part of the financial statements.

                                       F1

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL      VALUE        % OF NET
SENIOR SECURED FLOATING RATE INTERESTS * *{/\}                            AMOUNT       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Materials/Basic Industry (Continued)
  Stone Container International Services, Inc.: ......................           --            --        4.3
    PAPER/PACKAGING
    Term loan E due 10/1/03 ..........................................    3,500,000  $  3,494,750         --
  Interlake Corp.: ...................................................           --            --        3.1
    METALS - NON-FERROUS
    Term loan due 6/30/99 ............................................    2,500,000     2,496,875         --
                                                                                     ------------
                                                                                       14,500,375
                                                                                     ------------
Technology (10.4%)
  Bridge Information Systems, Inc.: ..................................           --            --        6.1
    NETWORKING
    Term loan C due 2/15/02 ..........................................    3,167,677     3,165,302         --
    Term loan B due 12/31/01 .........................................    1,755,738     1,754,421         --
  Sprint Spectrum L.P.: ..............................................           --            --        4.3
    WIRELESS COMMUNICATIONS
    Term loan due 6/30/01 ............................................    3,500,000     3,482,500         --
                                                                                     ------------
                                                                                        8,402,223
                                                                                     ------------
Consumer Non-Durables (6.3%)
  Del Monte Corp.: ...................................................           --            --        6.3
    FOOD
    Term loan B due 3/31/05 ..........................................    5,100,000     5,119,125         --
                                                                                     ------------
Health Care (6.2%)
  Dade International, Inc.: ..........................................           --            --        3.7
    MEDICAL TECHNOLOGY & SUPPLIES
    Term loan C due 12/31/03 .........................................    1,861,159     1,863,485         --
    Term loan B due 12/31/02 .........................................    1,129,427     1,130,836         --
  Leiner Health Products Group: ......................................           --            --        2.5
    PHARMACEUTICALS
    Term loan C due 12/30/05 .........................................    2,000,000     2,000,000         --
                                                                                     ------------
                                                                                        4,994,321
                                                                                     ------------
Finance - Other (4.3%)
  WCI Communities L.P., Inc.: ........................................           --            --        4.3
    REAL ESTATE
    Term loan due 2/18/00 ............................................    3,500,000     3,482,500         --
                                                                                     ------------
Energy (3.6%)
  Centennial Resoures, Inc.: .........................................           --            --        3.6
    COAL
    Term loan B due 3/31/04 ..........................................    1,988,889     1,983,916         --
    Term loan A due 3/31/02 ..........................................      950,000       947,625         --
                                                                                     ------------
                                                                                        2,931,541
                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL      VALUE        % OF NET
SENIOR SECURED FLOATING RATE INTERESTS * *{/\}                            AMOUNT       (NOTE 1)       ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Consumer Durables (3.1%)
  Manchester Tank & Equipment Co.: ...................................           --            --        3.1
    APPLIANCES & HOUSEHOLD
    Term loan due 7/30/97 ............................................    2,493,725  $  2,487,491         --
                                                                                     ------------      -----

TOTAL SENIOR SECURED FLOATING RATE INTERESTS (cost $78,649,107) ......                 78,636,364       97.2
                                                                                     ------------      -----

                                                                                        VALUE        % OF NET
REPURCHASE AGREEMENT                                                                   (NOTE 1)       ASSETS
----------------------------------------------------------------------               ------------  -------------
  Dated June 30, 1997, with State Street Bank & Trust Co., due July 1,
   1997, for an effective yield of 5.75%, collateralized by $135,000
   U.S. Treasury Note, 6.125% due 3/31/98 (market value of collateral
   is $137,385, including accrued interest). (cost $130,021)  ........                    130,021        0.2
                                                                                     ------------      -----

TOTAL INVESTMENTS (cost $78,779,128)  * ..............................                 78,766,385       97.4
Other Assets and Liabilities .........................................                  2,098,760        2.6
                                                                                     ------------      -----

NET ASSETS ...........................................................               $ 80,865,145      100.0
                                                                                     ------------      -----
                                                                                     ------------      -----

--------------

          * For Federal income tax purposes, cost is $78,779,128 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      72,119
                 Unrealized depreciation:               (84,862)
                                                  -------------
                 Net unrealized depreciation:     $     (12,743)
                                                  -------------
                                                  -------------

         ** Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
       {/\} Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to prepay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

    The accompanying notes are an integral part of the financial statements.

                                       F3

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments, at value (cost $78,779,128) (Note 1)..............................  $  78,766,385
  U.S. currency..................................................................            844
  Receivable for Fund shares sold................................................      1,542,138
  Interest receivable............................................................        739,776
  Receivable for investments sold................................................        206,472
  Unamortized organizational costs (Note 1)......................................        205,252
  Receivable from Chancellor LGT Asset Management, Inc...........................         78,544
                                                                                   -------------
    Total assets.................................................................     81,539,411
                                                                                   -------------
Liabilities:
  Payable for distribution.......................................................        278,813
  Payable for organization expenses (Note 1).....................................        212,350
  Payable for investment management and administration fees (Note 2).............         92,500
  Payable for transfer agent fees................................................         31,671
  Deferred facility fees (Note 1)................................................         28,308
  Payable for printing and postage expenses......................................         13,725
  Payable for professional fees..................................................         10,069
  Payable for custodian fees.....................................................          3,050
  Payable for fund accounting fees (Note 2)......................................          1,772
  Payable for Directors' and Trustees' fees and expenses (Note 2)................            570
  Payable for registration and filing fees.......................................            280
  Other accrued expenses.........................................................          1,058
                                                                                   -------------
    Total liabilities............................................................        674,166
                                                                                   -------------
  Minority interest (Note 1).....................................................            100
                                                                                   -------------
Net assets.......................................................................  $  80,865,145
                                                                                   -------------
                                                                                   -------------
Net asset value per share ($80,865,145 DIVIDED BY 8,087,189 shares
 outstanding)....................................................................  $       10.00
                                                                                   -------------
                                                                                   -------------
Net assets consist of:
  Paid in capital (Note 4).......................................................  $  80,871,571
  Undistributed net investment income............................................          5,707
  Accumulated net realized gain on investments...................................            610
  Net unrealized depreciation of investments.....................................        (12,743)
                                                                                   -------------
Total -- representing net assets applicable to capital shares outstanding........  $  80,865,145
                                                                                   -------------
                                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                            STATEMENT OF OPERATIONS

     May 1, 1997 (commencement of operations) to June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income:
  Interest income.......................................................................................  $ 965,931
  Interest expense (Note 1).............................................................................     (8,177)
  Facility fees earned (Note 1).........................................................................        428
                                                                                                          ---------
    Total investment income.............................................................................    958,182
                                                                                                          ---------
Expenses:
  Investment management and administration fees (Note 2)................................................    127,069
  Transfer agent fees...................................................................................     39,650
  Professional fees.....................................................................................     34,455
  Printing and postage expenses.........................................................................     13,725
  Amortization of organization costs (Note 1)...........................................................      7,098
  Directors' and Trustees' fees and expenses (Note 2)...................................................      6,770
  Fund accounting fees (Note 2).........................................................................      3,226
  Custodian fees........................................................................................      3,050
  Registration and filing fees..........................................................................      1,305
  Other expenses........................................................................................      5,305
                                                                                                          ---------
    Total expenses before reimbursement.................................................................    241,653
      Expenses reimbursed by Chancellor LGT Asset Management, Inc.......................................    (78,544)
                                                                                                          ---------
    Total net expenses..................................................................................    163,109
                                                                                                          ---------
Net investment income...................................................................................    795,073
                                                                                                          ---------
Net realized and unrealized loss on investments: (Note 1)
  Net realized gain on investments......................................................................        610
  Net unrealized depreciation during the period.........................................................    (12,743)
                                                                                                          ---------
Net realized and unrealized loss on investments.........................................................    (12,133)
                                                                                                          ---------
Net increase in net assets resulting from operations....................................................  $ 782,940
                                                                                                          ---------
                                                                                                          ---------

    The accompanying notes are an integral part of the financial statements.

                                       F5

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                   MAY 1, 1997
                                                                                  (COMMENCEMENT
                                                                                  OF OPERATIONS)
                                                                                        TO
                                                                                  JUNE 30, 1997
                                                                                   (UNAUDITED)
                                                                                  --------------
Increase (decrease) in net assets
Operations:
  Net investment income.........................................................   $    795,073
  Net realized gain on investments..............................................            610
  Net change in unrealized depreciation of investments..........................        (12,743)
                                                                                  --------------
    Net increase in net assets resulting from operations........................        782,940
                                                                                  --------------
Distributions to shareholders: (Note 1)
  From net investment income....................................................       (789,366)
                                                                                  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold.............................................     80,344,479
  Increase from shares reinvested...............................................        427,092
  Decrease from capital shares repurchased......................................             --
                                                                                  --------------
    Net increase from capital share transactions................................     80,771,571
                                                                                  --------------
Total increase in net assets....................................................     80,765,145
Net assets:
  Beginning of period...........................................................        100,000
                                                                                  --------------
  End of period *...............................................................   $ 80,865,145
                                                                                  --------------
                                                                                  --------------
 * Includes undistributed net investment income of..............................   $      5,707
                                                                                  --------------
                                                                                  --------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                            STATEMENT OF CASH FLOWS

     May 1, 1997 (commencement of operations) to June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations......  $    782,940
  Adjustments to reconcile net increase in net assets
   resulting from operations to net cash provided by
   operating activities:
    Increase in receivables.................................      (818,320)
    Decrease in unamortized organizational costs............         7,098
    Net realized and unrealized loss on investments.........        12,133
    Increase in payables....................................       433,608
    Deferred facility fees..................................        28,308
                                                              ------------
      Net cash provided by operating activities.............       445,767
                                                              ------------
Cash Used for Investing Activities:
  Proceeds from principal payments and sales of senior
   secured floating rate interests..........................       294,778
  Purchases of senior secured floating rate interests.......   (79,149,747)
  Purchases of short-term investments.......................   (32,966,021)
  Proceeds from sales and maturities of short-term
   investments..............................................    32,836,000
                                                              ------------
      Net cash used for investing activities................   (78,984,990)
                                                              ------------
Cash Provided by Financing Activities:
  Proceeds from capital shares sold.........................    78,802,341
  Proceeds from bank line of credit.........................    10,711,000
  Repayment of bank line of credit..........................   (10,711,000)
  Dividends paid to shareholders............................      (362,274)
                                                              ------------
      Net cash provided by financing activities.............    78,440,067
                                                              ------------
  Net decrease in cash......................................       (99,156)
  Cash, beginning of the period.............................       100,000
                                                              ------------
  Cash, end of the period...................................  $        844
                                                              ------------
                                                              ------------
Non-Cash Financing Activities:
  Capital shares issued in reinvestment of dividends paid to
   shareholders.............................................  $    427,092
                                                              ------------
                                                              ------------

                                       F7

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                   MAY 1, 1997
                                                                                  (COMMENCEMENT
                                                                                       OF
                                                                                   OPERATIONS)
                                                                                       TO
                                                                                  JUNE 30, 1997
                                                                                   (UNAUDITED)
                                                                                  -------------
Per Share Operating Performance:
Net asset value, beginning of period............................................    $ 10.00
                                                                                  -------------
Income from investment operations:
  Net investment income.........................................................       0.11
  Net realized and unrealized loss on investment................................         --(c)
                                                                                  -------------
    Net increase from investment operations.....................................       0.11
Distributions to shareholders:
  From net investment income....................................................      (0.11)
                                                                                  -------------
Net asset value, end of period..................................................    $ 10.00
                                                                                  -------------
                                                                                  -------------
Total investment return.........................................................       1.25% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)............................................    $80,865
Ratio of net investment income to average net assets............................       7.31% (a)
Ratio of expenses to average net assets:
  With expense reimbursement by Chancellor LGT Asset Management, Inc. (Notes 1 &
   5)...........................................................................       1.50% (a)
  Without expense reimbursement by Chancellor LGT Asset Management, Inc.........       2.22% (a)
Ratio of interest expense to average net assets (Note 1)........................        .08% (a)
Portfolio turnover rate.........................................................          4% (a)

--------------

 (a) Annualized
 (b) Not annualized
 (c) Amount is less than $.01 per share.

    The accompanying notes are an integral part of the financial statements.

                                       F8

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Floating Rate Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company.

The Fund invests all of its investable assets in the Floating Rate Portfolio ("Portfolio"). The Portfolio is organized as a Delaware Business Trust and is registered under the 1940 Act as a non-diversified, closed-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through June 30, 1997, all of the beneficial interest in the Portfolio was owned either by the Fund or Chancellor LGT Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.

The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Portfolio invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by Chancellor LGT Senior Secured Management, Inc. (the "Manager").

When possible, the Manager will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Manager, subject to guidelines reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Manager considers, among other factors, (i) the creditworthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities ("Borrower") and any intermediate loan participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, and (iii) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Portfolio, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.

(C) FOREIGN CURRENCY SWAPS
Foreign currency swaps are the exchange by the Portfolio with another party (the "counterparty") of the right to receive the currency in which a loan is denominated for the right to receive U.S. dollars.

The Portfolio may enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade or determined to be of comparable quality in the judgement of the Manager. The amounts of U.S. dollar payments to be received by the Portfolio and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. The swap protects the Portfolio from fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars.

(D) SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. The Portfolio may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(E) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains.

                                       F9

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

(F) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income are declared daily and paid or reinvested monthly. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(G) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund or Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $212,350. These expenses are being amortized on a basis over a five-period period.

(H) RESTRICTED SECURITIES
The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(I) SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS
The Portfolio may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

(J) LINE OF CREDIT
The Fund, along with certain other funds advised by Chancellor LGT Asset Management, Inc., has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the period ended June 30, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,484,525 with a weighted average interest rate of 6.28%.

(K) INTEREST RATE SWAPS
Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The Portfolio will enter into interest rate swaps in order to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. The Portfolio usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any interest rate hedging transaction unless the Manager considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

(L) INVESTMENT INCOME
Interest income is recorded on an accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. Facility fees received are recognized as income ratably over the expected life of the loan. Market discounts are accreted over the stated life of each applicable security.

2. RELATED PARTIES
Chancellor LGT Senior Secured Management, Inc. is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.95% of the Portfolio's average daily net assets. Chancellor LGT Asset Management, Inc., an affiliate of the Manager, ("Chancellor LGT") acts as administrator of the Fund. The Fund pays Chancellor LGT administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average daily net assets.

GT Global, Inc., an affiliate of the Manager, acts as the distributor of shares of Common Stock of the Fund.

The Manager, Chancellor LGT and GT Global voluntarily have undertaken during the first year of operations to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Fund.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager, Chancellor LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

Chancellor LGT is the pricing and accounting agent for the Fund and Portfolio. Each of the Fund and the Portfolio pays a monthly fee for

                                      F10

               GT GLOBAL FLOATING RATE FUND, INC. -- CONSOLIDATED

these services to Chancellor LGT at the annualized rate, respectively of .02% and .01% of their average daily net assets.

The Fund pays each of its Directors who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board attended by the Director and reimburses travel and other expenses incurred in connection with attending board meetings. The Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager or any of its affiliated companies $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1997, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $79,149,747 and $501,250, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended June 30, 1997.

4. CAPITAL SHARES
At June 30, 1997, the Fund is authorized to issue 1 billion shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

                                             MAY 1, 1997 (COMMENCEMENT OF
                                             OPERATIONS) TO JUNE 30, 1997
                                                      (UNAUDITED)
                                          -----------------------------------
                                              SHARES             AMOUNT
                                          ---------------  ------------------
Shares sold.............................        8,044,480  $       80,344,479
Shares issued in connection with
  reinvestment of distributions.........           42,709             427,092
                                          ---------------  ------------------
                                                8,087,189          80,771,571
Shares repurchased......................               --                  --
                                          ---------------  ------------------
Net increase............................        8,087,189  $       80,771,571
                                          ---------------  ------------------
                                          ---------------  ------------------

5. UNFUNDED LOAN INTEREST
As of June 30, 1997, the fund had unfunded loan commitments of $1,842,788, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                  UNFUNDED
                                                 COMMITMENT
BORROWER                                       (IN THOUSANDS)
---------------------------------------------  --------------
KSL Recreation Group.........................     $ 2,571
Affinity Group...............................       1,250

6. TENDER OFFER
The Fund's Board of Directors considers each quarter the making of Tender Offers which are offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Fund's Common Stock determined at the close of business on the day an offer terminates. Shares of common stock held less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered.

                                      F11

                          GT GLOBAL FLOATING RATE FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                    GT GLOBAL FLOATING RATE FUND
          FLOSR708015M